Exhibit 99.1

J.L. HALSEY REPORTS FISCAL YEAR REVENUE OF $24.4 MILLION;
FOURTH QUARTER REVENUES OF $7.7 MILLION

LYRIS and EMAILLABS EMAIL MARKETING UNITS CONTINUE TO SHOW STRONG GROWTH

(WILMINGTON, DE), September 29, 2006—J.L. Halsey Corporation (OTCBB: JLHY.OB) today reported results for the fourth quarter and fiscal year 2006 ended June 30. The results described below reflect the company’s acquisition of two leading email marketing companies—Lyris Technologies, Inc. and EmailLabs—which occurred on May 12, 2005, and October 11, 2005, respectively.

During the past year, the company has made a significant transformation to an emarketing technology and services business, including the acquisitions of ClickTracks Analytics, Inc., and Hot Banana Software Inc., subsequent to the end of fiscal 2006. Prior to these four transactions, the company had no operating businesses. As a result, the company believes that comparisons to earnings results in the prior year are not meaningful.

For all of fiscal 2006, J.L. Halsey reported revenues of $24.4 million. Net income on a GAAP basis for fiscal 2006 was $2.4 million, or $0.03 per diluted share. For the fourth quarter ended June 30, 2006, the company reported revenues of $7.7 million. J.L. Halsey reported net income on a GAAP basis of $364,000, or $0.00 per diluted share, in the fourth quarter of 2006.

Net income on a non-GAAP basis for the fourth quarter of 2006 was $1.3 million, or $0.02 per diluted share. For all of fiscal 2006, net income on a non-GAAP basis was $5.1 million, or $0.06 per diluted share. Non-GAAP net income excludes $758,000 and $2,627,000 in amortization of intangibles in the fourth quarter and full fiscal year, respectively, resulting from the Lyris and EmailLabs acquisitions. In addition, the non-GAAP measure excludes $95,000 and $343,000 of stock-based compensation expense and gains (losses) from discontinued operations of ($41,000) and $407,000, for the two periods, respectively.

“We are pleased to report full year revenues in excess of $24 million, the result of a nearly 39 percent increase in revenues year over year at EmailLabs and Lyris. These results reflect continued strong demand for email marketing solutions from both Lyris and EmailLabs,” stated David Burt, chief executive officer of J.L. Halsey. We continue to be enthusiastic about the future of permission-based email marketing.”

“As a significant part of our strategic initiative to provide sophisticated, yet easy-to-use, marketing technologies to small and mid-sized businesses, we acquired ClickTracks and Hot Banana,” Burt continued. “Our company is now one of the leaders in helping marketers within small and medium-sized organizations optimize their rapidly growing online marketing spends and activities.”

ClickTracks is a leading Web analytics provider that enables marketers to understand how visitors behave and interact with Web sites and offers both hosted and installed software solutions. Hot Banana offers Web content management and active marketing solutions that enable clients to create, publish and optimize Web site content.

In conjunction with these transactions, Halsey announced that it closed a $10 million subordinated bridge loan and that its board of directors had approved a $20 million common stock rights offering.

Non-GAAP Net Income

Non-GAAP net income is a financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Management believes that it may be useful in measuring the company’s operations to exclude amortization of intangibles, stock-based compensation and gains or losses from discontinued operations. Management also believes that non-GAAP net income provides useful supplemental information to management and investors regarding the performance of the company’s business operations. Non-GAAP net income is a performance measure only and it does not provide any measure of the company’s cash flow or liquidity. Non-GAAP financial measure should not be considered as a substitute for measures of financial performance in accordance with GAAP.

About J.L. Halsey Corporation

J.L. Halsey (OTCBB: JLHY) is a leading eMarketing company that provides technology solutions for marketers at mid-size businesses. Its wholly owned subsidiaries—Lyris Technologies, EmailLabs, ClickTracks and Hot Banana—provide a suite of best-of-breed tools for managing email marketing campaigns end-to-end, publishing and managing Web site content, creating landing pages, and optimizing sites based on sophisticated, yet easy-to-use, Web analytics. Clients include Nokia, Adobe, PalmSource, Johns Hopkins University and Jupitermedia. For more information, please visit www.jlhalsey.com, www.lyris.com, www.emaillabs.com, www.clicktracks.com, www.hotbanana.com and www.sparklist.com

Precautionary Statements Regarding Forward-Looking Information

Some of the statements in this press release may include forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 (PSLRA), that reflect our current views with respect to future events and financial performance. These forward-looking statements, which may apply to us specifically or the email marketing technology and services industry in general, are made pursuant to the safe harbor provisions of the PSLRA and include estimates and assumptions related to economic, competitive, regulatory, judicial, legislative and other developments. Statements that include the words, “expects,” “intends,” “plan,” “believe,” “project,” “estimate,” “may,” “should,” “anticipate,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. Certain risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K under the section entitled, “Business-Risk Factors.” This section, along with other sections of our Annual Report, describes some, but not all, of the factors that could actual results to differ significantly from management’s expectations and have a material adverse effect on the businesses, financial condition and common stock of the company. This list of factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our filings with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these risks or uncertainties materialize, or if our underlying assumptions otherwise prove to be incorrect, our actual results may vary materially from what we project. Any forward-looking statements you read in this news release reflect our views as of the date of this press release with respect to future events, and are subject to these and other risks, uncertainties and assumptions relating to our operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

The rights offering will be made only by means of a prospectus that Halsey will file with the Securities and Exchange Commission as part of a registration statement. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contact:

Richard McDonald
Director, Investor Relations
J.L. Halsey Corporation
(610) 688-3305

or

Neal Rosen
Kalt Rosen & Co.
(415) 397-2686

J. L. Halsey Corporation

Condensed Consolidated Statements of Operations

(Unaudited)

(in thousands, except for per share data)

	Fiscal Quarter Ended June 2006
	GAAP Results	Share Based Compensation Expense	Amortization of Intangibles	Gain on Discontinued Operations	Non-GAAP Results

Software and services revenue	$7,656				$7,656
Cost of revenues	2,277	(11)	(409)		1,857
Gross profit	5,379	11	409		5,799
Operating expenses:
General and administrative expenses	2,157	(59)			2,098
Sales & marketing	1,827	(25)			1,802
Amortization of intangibles	349		(349)
Income (loss) from operations	1,046	95	349		1,899
Interest income	13				13
Interest expense	(350)				(350)
Income (loss) from continuing operations before income taxes	709	95	758		1,562
Income tax provision	304				304
Net income (loss) from continuing operations	405	95	758	—	1,258
Gain (loss) on disposal of discontinued operations, net of tax	(41)			41	—
Net income (loss)	364	95	758	41	1,258
Net income (loss) per share basic and diluted	$0.00				$0.02

Shares used to compute net income (loss) per share:

Basic	83,208,332				83,208,332
Diluted	84,476,533				84,476,533

Use of Non-GAAP Financial Measures

This press release discloses non-GAAP measures of net income and earnings per share which are not  financial measures prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”).  Management believes that these non-GAAP measures can be useful  for investors to evaluate our financial performance by providing the results of our company’s primary business operations, excluding, as applicable,  share based compensation expense, amortization of intangibles and gains or losses on discontinued operations.  However, these measures should be considered in addition to, and not as a substitute, or a superior measure to, net income or earnings per share or other measures of financial performance prepared in accordance with GAAP.  Prior period non-GAAP amounts have been restated to exclude the effects of share based compensation.

J. L. Halsey Corporation

Condensed Consolidated Statements of Operations

(in thousands, except for per share data)

	Twelve Months Ended June 2006
	GAAP Results	Share Based Compensation Expense	Amortization of Intangibles	Gain on Discontinued Operations	Non-GAAP Results

Software and services revenue	$24,353				$24,353
Cost of revenues	6,756	(71)	(1,410)		5,275
Gross profit	17,597	71	1,410		19,078
Operating expenses:
General and administrative expenses	7,111	(199)			6,912
Sales & marketing	5,097	(73)			5,024
Amortization of intangibles	1,217		(1,217)
Income (loss) from operations	4,172	343	1,217		7,142
Interest income	98				98
Interest expense	(1,268)				(1,268)
Loss on sale of assets	(16)
Income (loss) from continuing operations before income taxes	2,986	343	2,627		5,956
Income tax provision	827				827
Net income (loss) from continuing operations	2,159	343	2,627	—	5,129
Gain (loss) on disposal of discontinued operations, net of tax	407			(407)	—
Net income (loss)	2,566	343	2,627	(407)	5,129
Net income (loss) per share basic and diluted	$0.03				$0.06

Shares used to compute net income (loss) per share:

Basic	83,126,803				83,126,803
Diluted	84,485,747				84,485,747

Use of Non-GAAP Financial Measures

This press release discloses non-GAAP measures of net income and earnings per share which are not  financial measures prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”).  Management believes that these non-GAAP measures can be useful  for investors to evaluate our financial performance by providing the results of our company’s primary business operations, excluding, as applicable,  share based compensation expense, amortization of intangibles and gains or losses on discontinued operations.  However, these measures should be considered in addition to, and not as a substitute, or a superior measure to, net income or earnings per share or other measures of financial performance prepared in accordance with GAAP.  Prior period non-GAAP amounts have been restated to exclude the effects of share based compensation.